UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant   ☐

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☐ Preliminary Proxy Statement

☐ Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☑ Definitive Additional Materials

☐ Soliciting Material under Rule 14a-12

Usio, Inc.
(Name of Registrant as Specified In Its Charter)
NOT APPLICABLE
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

USIO, INC.

2024 Annual Meeting
Vote by June 17, 2024
11:59 PM ET

USIO, INC.
3611 PAESANOS PARKWAY
SUITE 300
SAN ANTONIO, TX 78231

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You invested in USIO, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 18, 2024 at 10:00 a.m. CDT at USIO's office, 3611 Paesanos Parkway, Suite 300, San Antonio, Texas 78231.**

Get informed before you vote

View the Notice & Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 4, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting or via webcast*

June 18, 2024
10:00 AM CDT

3611 Paesanos Parkway
Suite 300
San Antonio, TX 78231

Stockholders can register for the webcast by sending an email to ir@usio.com or by calling (210) 249-4050 prior to June 17, 2024 12:00 PM, CDT. Only stockholders who are pre-registered will receive webcast details.

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V2.0

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting and the proxy materials, which contain important information and are available on the Internet and by mail. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Class I Nominees:	
1a.	Louis A. Hoch (Term Ending 2027)	For
1b.	Blaise C. Bender (Term Ending 2027)	For
2.	To approve, on an advisory basis, the compensation paid to our Named Executive Officers for the year ended December 31, 2023.	For
3.	To ratify the appointment of PKF (Pannell Kerr Forster), of Texas, P.C. as our independent registered public accounting firm for the year ending December 31, 2024.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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